UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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CHURCHILL CAPITAL CORP VII

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May 2024 Investor Presentation

2 This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a proposed business combination (together with the related transactions, the “proposed transaction”) between CorpAcq Holdings Limited (“CorpAcq”) and Churchill Capital Corp VII (“Churchill”). The information contained herein does not purport to be all inclusive and no representations or warranties, express or implied, are given in, or in respect of, this presentation or any other written or oral communication communicated to the recipient in the course of the recipient’s evaluation of CorpAcq and Churchill and their respective affiliates. The information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Churchill, CorpAcq, or any of their respective affiliates. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment or decision to invest in CorpAcq or Churchill or their respective affiliates. To the fullest extent permitted by law, in no circumstances will CorpAcq, Churchill or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of CorpAcq, Churchill or the proposed transaction. Please refer to the definitive merger agreement and other related transaction documents, when available, for the full terms of the proposed transaction. The general explanations included in this presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. The distribution of this presentation may also be restricted by law and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Churchill and CorpAcq have based these forward looking statements on its current expectations about future performance, timing and events. These forward looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics and the anticipated timing for proposed transaction to close. These forward looking statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of CorpAcq’s and Churchill’s respective management teams and are not predictions of actual timing and/or performance. Nothing in this presentation should be regarded as a representation by any person that the forward looking statements set forth herein will be achieved. The forward looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of Churchill and CorpAcq. The forward looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill and CorpAcq that may cause each of its actual results, levels of activity, performance, timing or achievements to be materially different from any actual future results, levels of activity, performance, timing or achievements expressed or implied by such forward looking statements. Such risks and uncertainties include changes in domestic and foreign business changes in the competitive environment in which CorpAcq operates; CorpAcq's ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of a global pandemic, to CorpAcq's business, projected results of operations, financial performance or other financial metrics; expectations as to future growth in demand for CorpAcq's products and services; CorpAcq's reliance on its senior management team and key employees; risks related to liquidity, capital resources and capital expenditures; failure to comply with applicable laws and regulations or changes in the regulatory environment in which CorpAcq operates; the outcome of any potential litigation, government and regulatory proceedings, investigations, actions (including any potential U.S. or U.K. government shutdowns) and inquiries that CorpAcq may face; assumptions or analyses used for CorpAcq's forecasts proving to be incorrect and causing its actual operating and financial results to be significantly below its forecasts; CorpAcq failing to maintain its current level of acquisitions or an acquisition not occurring as planned and negatively affecting operating results; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect CorpAcq Group Plc, which will be the combined company after the proposed transaction, or the expected benefits of the proposed transaction or that the approval of the stockholders of Churchill is not obtained; the risk that stockholders of Churchill could elect to have their shares redeemed by Churchill, leading to either Churchill failing to satisfy continued listing requirements for Nasdaq Global Market or Churchill having insufficient cash to complete the proposed transaction or grow its business; the outcome of any legal proceedings that may be instituted against CorpAcq or Churchill; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to CorpAcq; the effects of competition; changes in applicable laws or regulations; the ability of CorpAcq to manage expenses and recruit and retain key employees; the ability of Churchill or CorpAcq Group Plc to issue equity or equity linked securities in connection with the proposed transaction or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the potential U.S. government shutdown; the impact of certain geopolitical events, including wars in Ukraine and the surrounding region and the Middle East; the impact of a current or future pandemic or any future pandemic on CorpAcq, Churchill, or the CorpAcq Group Plc’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; those factors discussed under the heading “Risk Factors” in the registration statement on Form F-4 (the “Registration Statement”) filed by CorpAcq Group Plc on November 17th, 2023 (and Amendment No. 5 to the Registration Statement filed by CorpAcq Group Plc with the SEC on March 7, 2024), as may be further amended from time to time, and other documents filed, or to be filed, with the SEC by Churchill or CorpAcq Group Plc. If any of these risks materialize or CorpAcq’s, CorpAcq Group Plc’s or Churchill’s assumptions prove incorrect, actual timing and/or performance could differ materially from the timing and/or performance implied by the forward looking statements. There may be additional risks that CorpAcq, CorpAcq Group Plc nor Churchill presently know or that CorpAcq, CorpAcq Group Plc and Churchill currently believe are immaterial that could also cause actual timing and/or performance to differ materially from those contained in the forward looking statements. In addition, the forward looking statements reflect CorpAcq’s, CorpAcq Group Plc’s and Churchill’s expectations, plans or forecasts of future events and views as of the date of this presentation. About This Presentation

3 CorpAcq, CorpAcq Group Plc and Churchill anticipate that subsequent events and developments will cause CorpAcq’s, CorpAcq Group Plc’s and Churchill’s assessments to change. However, while CorpAcq, CorpAcq Group Plc and Churchill may elect to update these forward looking statements at some point in the future, CorpAcq, CorpAcq Group Plc and Churchill specifically disclaim any obligation to do so. The forward looking statements should not be relied upon as representing CorpAcq, CorpAcq Group Plc and Churchill’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward looking statements. An investment in CorpAcq, CorpAcq Group Plc or Churchill is not an investment in any of CorpAcq’s, CorpAcq Group Plc’s or Churchill’s founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of CorpAcq or Churchill, which may differ materially from the performance of past investments, companies or affiliated funds. Financial Information The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of CorpAcq for the periods presented. CorpAcq’s historical financial information prior to 2021 was prepared in accordance with the generally accepted accounting practice in the UK (“UK GAAP”). Such information has not been audited in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards. Neither Churchill nor CorpAcq can assure you that, had the financial statements been compliant with Regulation S-X under the United States Securities Act of 1933, as amended (the “Securities Act”), and the regulations of the SEC promulgated thereunder or audited in accordance with PCAOB standards, there would not be differences and such differences could be material. CorpAcq’s financial statements included in the registration statement have been prepared in accordance with IFRS. Furthermore, all financial information of CorpAcq included in this presentation subsequent to June 30, 2023 is preliminary and unaudited. CorpAcq's independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results included in this presentation. Accordingly there may be material differences between the presentation of the financial information included in the presentation and in the registration statement. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with UK GAAP or IFRS including, but not limited to, Adjusted EBITDA, Free Cash Flow, EBITDA Margin, ROIC and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with UK GAAP, or IFRS or any other GAAP and may exclude items that are significant in understanding and assessing CorpAcq’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under UK GAAP, IFRS, or any other GAAP. You should be aware that CorpAcq’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. CorpAcq believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to CorpAcq’s financial condition and results of operations. CorpAcq believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing CorpAcq’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, CorpAcq is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Please see the appendix to this presentation for a reconciliation of non-GAAP financial measures used in this presentation to their most directly comparable GAAP metric. Industry and Market Data; Trademarks This presentation also contains certain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on other third-party or internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. None of CorpAcq, Churchill or any placement agent has independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, none of CorpAcq, Churchill or any placement agent makes any representation as to the accuracy or completeness of that information nor does CorpAcq, Churchill or any placement agent undertake to update such information after the date of this presentation. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of CorpAcq or the proposed transaction. You should make your own evaluation of CorpAcq and of the relevance and adequacy of the information and should make such other investigations as you deem necessary. The information contained in the third party citations referenced in this presentation is not incorporated by reference into this presentation. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, (c) or (r) symbols, but CorpAcq and Churchill will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information about the Proposed Transaction and Where to Find It This presentation does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. The Registration Statement includes, and the post-effective amendment thereto will include, a proxy statement/prospectus to be made available to Churchill’s stockholders and warrantholders in connection with Churchill’s solicitation for proxies for the vote by Churchill's stockholders and warrantholders in connection with the proposed transaction and other matters described in the Registration Statement, as well as the prospectus relating to the offer and sale of securities to be issued by CorpAcq Group Plc to Churchill’s stockholders and warrantholders in connection with the completion of the proposed transaction. About This Presentation

4 Before making any voting or other investment decisions, Churchill’s stockholders and warrantholders and other interested persons are advised to read the Registration Statement and any amendments thereto, including the post-effective amendment thereto and the proxy statement/prospectus, in connection with Churchill’s solicitation of proxies for its special meeting of stockholders and its special meeting of warrantholders to be held to approve, among other things, the proposed transaction, as well as other documents filed with the SEC by Churchill or CorpAcq Group Plc in connection with the proposed transaction, and any amendments thereto as these documents will contain important information about CorpAcq, CorpAcq Group Plc, Churchill and the proposed transaction. Churchill will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders and warrantholders as of the record date established for voting on the proposed transaction. Stockholders and warrantholders may also obtain a copy of the Registration Statement (the post-effective amendment thereto and proxy statement/prospectus, once available) as well as other documents filed by Churchill or CorpAcq Group Plc with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019. Participants in the Solicitation CorpAcq, CorpAcq Group Plc, Churchill, Churchill Sponsor VII LLC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Churchill's stockholders and warrantholders with respect to the Transactions. A list of the names of Churchill's directors and executive officers and a description of their interests in Churchill is set forth in certain filings with the SEC, including (but not limited to) the following: (1) Registration Statement (https://www.sec.gov/Archives/edgar/data/1987867/000110465924031570/tm2331229-14_f4a.htm) (and specifically, the following sections: “Risk Factors-Risks Related to Churchill and the Business Combination”; “Information Related to Churchill-Management, Directors and Executive Officers”; “The Business Combination-Interests of Certain Persons in the Business Combination; Interests of the Churchill Initial Stockholders and Churchill's Directors and Officers”; “Beneficial Ownership of Churchill Securities” and “Certain Relationships and Related Person Transactions-Churchill Relationships and Related Person Transactions”), (2) the Form 10-K filed by Churchill with the SEC on April 1, 2024 (https://www.sec.gov/Archives/edgar/data/1828248/000141057824000414/cvii-20231231x10k.htm) (and specifically, the following sections: “Item 1A. Risk Factors”; “Item 10. Directors, Executive Officers and Corporate Governance”; “Item 11. Executive Compensation”; “Item 12. Beneficial ownership”; “Item 13. Related party transactions” and “Item 15. Exhibits, Financial Statement Schedules-Note 5. Related Party Transactions”), (3) the Form 10-Qs filed by Churchill VII with the SEC on May 10, 2023 ((https://www.sec.gov/Archives/edgar/data/1828248/000141057823000982/cvii-20230331x10q.htm), August 9, 2023 (https://www.sec.gov/Archives/edgar/data/1828248/000141057823001631/cvii-20230630x10q.htm), November 9, 2023 (https://www.sec.gov/Archives/edgar/data/1828248/000141057823002315/cvii-20230930x10q.htm), and May 3, 2024 (https://www.sec.gov/Archives/edgar/data/1828248/000141057824000589/cvii-20240331x10q.htm) (and specifically, the discussion under “Item 1. Financial Statements-Note 5. Related Party Transactions” section in each such Form 10-Qs, respectively), (4) the Form 8-K filed by Churchill with the SEC on August 7, 2023 (https://www.sec.gov/Archives/edgar/data/1828248/000110465923087944/tm2322945d1_8k.htm) (and specifically, the disclosure under “Item 1.01 Entry Into a Material Definitive Agreement-Amended and Restated Sponsor Agreement”), (5) the Form 8-K filed by Churchill with the SEC on December 26, 2023 (https://www.sec.gov/Archives/edgar/data/1828248/000110465923129191/tm2333487d1_8k.htm) (and specifically, the disclosure under “Item 1.01 Entry Into a Material Definitive Agreement-Consent and Merger Agreement Amendment”), (6) the SCHEDULE 14A filed by Churchill with the SEC on January 22, 2024 (https://www.sec.gov/Archives/edgar/data/1828248/000110465924005304/tm2333205-2_def14a.htm) (and specifically, the following sections: “The Business Combination-Interests of Certain Persons in the Business Combination” and “Beneficial Ownership of Churchill Securities”), and (7) other documents that may be filed with the SEC from time to time in connection with the proposed transaction each of which will be available free of charge at the SEC's website located at www.sec.gov, or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019. Churchill’s stockholders, potential investors and other interested persons should read each of the filings listed above and the definitive proxy statement/prospectus relating to the offer of securities to be issued by CorpAcq Group Plc to Churchill’s stockholders and warrantholders in connection with the completion of the proposed transaction, once such documents are available, before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation is not, and under no circumstances is to be construed as, a proxy statement or solicitation of a proxy, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Risk Factors For a non-exhaustive description of certain risks relating to CorpAcq and CorpAcq Group Plc, including its business and operations, and the proposed transaction, we refer you to “Risk Factors” at the end of this presentation. Please also see the section titled “Risk Factors” in the Registration Statement for more information. Use of Projections This presentation contains certain financial forecast information of CorpAcq, including, but not limited to, estimated results for fiscal year 2023, including Adjusted EBITDA, revenue and gross margin, and the Company's long-term business model. Such financial forecast information constitutes forward-looking information, and is for informational purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements“ above and “Selected Risk Factors” at the end of this presentation and in the section titled “Risk Factors” in the Registration Statement. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. None of CorpAcq's or Churchill's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, neither of them have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. In addition, the analyses of CorpAcq and Churchill contained herein are not, and do not purport to be, appraisals of the securities, assets or business of CorpAcq or Churchill. About This Presentation

5 Simon Orange David Martin Michael Klein CorpAcq Churchill • Established CorpAcq in 2006 • Also a Founder, Investor, and Director of BOL Foods, a company supplying food products to major retailers • Joined CorpAcq as the Finance Director in 2007 and was appointed as Chief Executive Officer in 2011 • Prior to joining CorpAcq, held a number of key positions within Nestle UK, Frank Roberts & Sons, Volex, and GEC • Founder and CEO of Churchill I – IX which have completed four business combinations to date • Founder and managing partner of M. Klein and Company; previously CEO of Citi’s institutional businesses and has also served as private advisor to the UK government • Joined CorpAcq in 2019 as Head of Acquisitions • Previously at Goldman Sachs and Glencore, most recently as Glencore’s Head of Sugar Trading Stuart Kissen Founder & Chairman Chief Executive Officer Head of Acquisitions Chairman & CEO Source: CorpAcq and Churchill Capital Corp VII Management. Today’s Presenters

6 011Introduction

7 CorpAcq: A Diversified Compounder Delivering Strong, Profitable Growth 1 Founder-led, scaled compounder targeting profitable UK SMEs(1) Diversified and growing portfolio of 43 established businesses(2) Cash generative with ~£125mm / $161mm of Adj. EBITDA(3) in 2023E Coveted “Preferred buyer” status with targets Attractive acquisition structures designed to limit risk Source: CorpAcq and Churchill Capital Corp VII Management. Note: Assumes USD:GBP exchange ratio of 1.286:1. (1) Small-to-medium sized enterprises (“SME”) defined by CorpAcq as business with 10-249 employees. (2) As of 5/1/2024. (3) Adj. EBITDA definition and reconciliation provided in appendix.

8 Aligned interests and complementary skills to CorpAcq Strong and experienced leadership team Extensive connections globally Infrastructure and sourcing platform to accelerate growth and enhance value Strong shareholder alignment Churchill Capital: A Leader in Listed Equity Growth Vehicles 2 Source: CorpAcq and Churchill Capital Corp VII Management.

9 Combined: A Compelling Opportunity to Own a Differentiated Growth Story 3 Optimized capital structure through leverage reduction and additional cash to balance sheet Significant firepower to facilitate increased capital deployment and acquisition pace Potential opportunity to pay a regular dividend from close at an initial intended yield of up to approximately 4% at current valuation(1) Potential to increase free cash flow and dividend through M&A and organic growth Possibility to partially fund future acquisitions with post-combination ordinary shares as consideration Source: CorpAcq and Churchill Capital Corp VII Management. (1) Assumes no additional redemptions.

10 Historical Roadmap for Achieving Compounding Free Cash Flow & Dividend Growth Organic EBITDA Growth Long-Term EBITDA Growth Attractive M&A Platform Strong Free Cash Flow(1) Growth & Dividend(2) Potential Combining its diversified portfolio of stable companies and a low-risk, high cash return acquisition strategy has provided the base for dividend capacity(2) growth CorpAcq’s Compounding Platform Strategy Has Delivered FCF Growth and Dividend Capacity Source: CorpAcq Management. Note (1) Free Cash Flow is defined as Cash Flow from Operations minus net CapEx. See reconciliation in appendix for definition of net CapEx. (2) Dividend capacity is defined as Free Cash Flow.

11 2 CorpAcq Overview 02

12 CorpAcq Engine For Value Creation The CorpAcq Growth Model Stable, Cash-Generative Companies h Consistent and Accretive Acquisition Engine h Source: CorpAcq Management.

13 Current Key Company Statistics(1) 43 Total Subsidiaries 47 Companies Acquired 3 Sold at Strong Returns(2) 4 Management Changes ~£696mm / ~$895mm 2023E Revenue(3) The CorpAcq Platform Today >30 Years Average Age of Subsidiaries Source: CorpAcq Management. (1) Company statistics are as of 5/1/2024. (2) CorpAcq sold 3 businesses (Regency, Vista, M&S) for more than 10x total cash invested. (3) FY2023E financials are latest estimates from CorpAcq Management and are presented on an IFRS basis. Assumes USD:GBP exchange ratio of 1.286:1.

14 History of Portfolio Build-Up 2020 Paused acquisitions during Covid to focus and invest in portfolio companies - 2007-14 7 2015 4 2016 6 2023 5 2019 5 2017 2 2021 2 2022 3 2018 8 Services Solutions The CorpAcq Acquisition Engine Source: CorpAcq Management. (1) YTD as of 5/1/2024. Average historical acquisition multiple of ~4x EBITDA 2024 YTD(1) 1

15 Help drive organic growth Retention of founders and management teams Stable and profitable companies with proven track records “Preferred buyer” status in the market Low-Risk Strategy to Drive Value Creation Value creation ability refined since 2006, turning CorpAcq into a well-oiled acquisition and operations machine Professionalize companies >30 years(1) average age of companies Aligned interests with sellers to help de-risk acquisitions ~7%(3,4) Organic subsidiary-level Adj. EBITDA growth >20%(2) Annual cash return on cash investment Deploy back office support and best practices Source: CorpAcq Management. Note: Financials based on UK GAAP audits and have not been audited in accordance with PCAOB standards. (1) As of 5/1/2024. (2) Represents cash return on cash investment for acquisitions are defined as operating income minus tax, interest, and debt service divided by CorpAcq’s cash investment. Return metrics for target acquisition are based on seven of CorpAcq’s recently completed acquisitions between 2019-2023 and do not represent the performance of entire portfolio. Past performance is not indicative of future results. (3) Organic growth is calculated as the aggregate growth of subsidiary-level Adj. EBITDA of subsidiaries that have been in the portfolio for the entirety of the compared periods. Subsidiary-level Adj. EBITDA is measured as net profit before interest, tax, depreciation and amortization and excludes management fees to CorpAcq. Management fees are fixed amounts charged by CorpAcq Limited to its subsidiaries for general corporate services. (4) Growth is measured from 2018-2022.

16 Simon Orange Chairman David Martin CEO Nick Cattell CFO Steve Scott COO Stuart Kissen Acquisitions Finance Operations Deal generation / acquisition team Administration Property and Leasing Health and Safety Purchasing Investor Directors Portfolio Companies Allows founders and management teams to focus on and grow their business CorpAcq Employs a Decentralized Operating Approach CorpAcq Organizational Overview Source: CorpAcq Management.

17 • Group consolidation • Reports to Board of Directors • Capital allocation policy M&A Process Onboarding Monthly Reporting Pack Budgeting P&L KPIs Board Update Onboarding and Post-Acquisition Support How CorpAcq Helps in Professionalizing Businesses and Ensures Proper Governance Appointment of Investor Director 1 Transparent and continuous dialogue 2 Comprehensive monthly reporting pack 3 Consistent reporting frameworks 4 Open access to key information 5 Onboarding Activities Provide Proper Oversight While Driving Business Focus for Subsidiaries Source: CorpAcq Management.

18 Subsidiaries Example Revenue Synergy(1) ✓ Facilitated knowledge and best-practice sharing by WPI allowing Metcalfe to diversify its workstreams into Civil Engineering ✓ FMG subcontracting specialist work to Olympus and Olympus leveraging machine supplier discounts negotiated by FMG, benefiting both companies ✓ Assisted Hessle in introducing an industrial forktruck division in 2012, now contributing ~19%(2) of revenues and contributing to ~100% subsidiary profit growth over 10 years(3) Growth Levers Targeted Support Source: CorpAcq Management. Note: Financials based on UK GAAP audits and has not been audited in accordance with PCAOB standards (1) Illustrative purposes only. Prior results not indicative of future performance. (2) Average % of annual revenue from FY2019-2022. (3) Growth is measured from FY2012-2022. (4) Subsidiary profit and margin improvement measured for the period of FY2019-2022. (5) Assumes USD:GBP exchange ratio of 1.286:1. New Customer / End Market Introduction ✓ Carrylift, DGP, Gray, Hessle, and GM Leitch share marketing tools and engineering to win national contracts by offering coverage of the whole country ✓ Opportunities to offer a broader range to customers by drawing on the greater portfolio of equipment ✓ Glasscraft and Shepley cross sell glass for sealed units Cross Selling(1) ✓ Utilizing economies of scale to acquire better prices for non-core purchases ✓ Bringing expertise to improve financing, R&D claims, business rates ✓ Re-engineering the business to focus on higher margin long-term hire (improved GM ~7%)(4) ✓ Restructured operations reducing overhead and depots, improving overall subsidiary profit by 55% and profit margin by ~10%(4) Subsidiaries Example Profit Synergy(1) ✓ Changed management team ✓ Transitioned business from low volume and low margin customer base ✓ Invested in new kit and premises ✓ Developed management team ✓ Engaged in reviewing capacity from a ceiling of ~$10mm(5) turnover through investment and diversification CorpAcq Drives Top-Line Growth and Margin Expansion for Subsidiaries

19 Select End Markets Served 43(2) Portfolio companies and management teams Diversification helps mitigate overall portfolio risk as no end market contributed more than 17% of total 2023E revenue(1) Business & Management Diversity Residential Infrastructure Non-Residential Manufacturing Retail & E-Commerce Industrials Oil & Gas Services Repair & Remodel Transport Consumer Goods Diversified Portfolio of Strong UK SMEs Source: CorpAcq Management. (1) FY2023E financials are estimates from CorpAcq Management and are presented on an IFRS basis. (2) As of 5/1/2024.

20 UK is a Large and Attractive Market Large And Growing Market in the United Kingdom Favorable UK Trends for CorpAcq The United Kingdom market is underpinned by favorable industry trends that provide significant white space for growth ~£2.5tn 2022 GDP 4.5% 2022 – 27E Nominal GDP CAGR 3.7% 2022 Unemployment Rate ~5.6mm Private Businesses(1) SMEs have grown faster than total UK private business turnover(2) 1 2 Acceleration in net migration into the region 3 Strategic investment in infrastructure supported by policies such as “Leveling Up” Source: CorpAcq Management, UK Department for Business and Trade, UK Parliament, IMF World Economic Outlook, The Migration Observatory. (1) As of October 2023. (2) SME defined by CorpAcq as business with 10-249 employees; growth measured from 2012-2022.

21 Subsidiary Founded Acquired Description 1987 2018 • E-Commerce clothing and footwear retailer • Specializes in casual wear and rugby apparel 2000 2016 • Group of sub-contracting manufacturers • Specializes in machining, sheet metal, and electroplating 2005 2019 • Provider of construction equipment hire and support • Engineering team dedicated to safety and reliability 2011 2019 • Provider of industrial cleaning services • Recycling and disposal of both non-hazardous and hazardous waste 1998 2010 • Hire and sales of new and used lifting & handling equipment • Offers training programs for forklift operation and safety 1994 2018 • Contractors for civil engineering and surfacing works • Provides construction of industrial buildings and warehouses 1992 2019 • Wholesale bulk & specialist aggregate supplier • Supplier of decorative aggregates, sand, gravel, slate, and other stone products 2000 2022 • Manufacturing of glass products for windows and roofs • Supplier for the trade, commercial, and new build sectors 1973 2013 • Hire and sales of construction equipment • Products include welding equipment, power generation, and lifting 1955 2016 • Designs, manufactures and validates complex molds • Serves the high-grade disposable, personal care, and medical sectors Illustrative Sample of Portfolio Companies Source: CorpAcq Management. (1) FY2023E financials are estimates from CorpAcq Management and are presented on an IFRS basis. Adj. EBITDA definition and reconciliation provided in appendix. Sample represents ~55% of total FY2023E Adj. EBTDA(1)

22 Post-Combination Company Board Founder and Chairman, CorpAcq • Established CorpAcq in 2006 • Member of the Board of Directors and Chairman since 2014 • Director at Orange Investments One, Regency Glass, and Manchester Sale Rugby Club • Founder Investor and Director at BOL Foods Simon Orange Executive Chairman Chief Executive Officer, CorpAcq • CEO of CorpAcq since 2011 • Former Director of Finance at CorpAcq • Has held key positions within Nestle UK, Frank Roberts & Sons, Volex PLC, and GEC David Martin Director Chief Executive Officer, President, and Chairman, Churchill Capital • Founder and CEO of Churchill I – IX, which have completed four business combinations to date • Founder and Managing Partner of M. Klein and Company • Former CEO of Citi’s institutional businesses • Former private advisor to the UK government Michael Klein Director Source: CorpAcq F-4 Document. Head of Acquisitions, CorpAcq • Joined CorpAcq as Head of Acquisitions in 2019 • Former Head of Sugar Trading at Glencore • Former Analyst at Goldman Sachs Stuart Kissen Director Director, Churchill Capital VII • Co-Founder and Executive Chairman of Authentic Bespoke Limited • Serves on the Boards of all Authentic Bespoke Limited’s wholly-owned subsidiaries • Former head of Salomon Brothers International’s M&A Group in London • Founder of Merivel Capital Partners, a UK partnership focused on capital advisory and fundraising for growth companies Stephen Murphy Director

23 3 Acquisition Strategy 03

24 ~17 years(1) Average length of current management teams in place at select subsidiaries ~75%(2) Retained owner managers at acquisition still actively engaged in business ~93%(3) At least one member of underlying management still in place across portfolio post-acquisition CorpAcq’s value proposition differentiates it from trade and strategic buyers, as well as private equity What SME founders want What CorpAcq brings Brand legacy No brand integration Company legacy preserved Tax, estate and succession planning Strong alignment of interest Incentive plans to drive growth Partner to support their journey Professionalization and support Fast scaling of the business Long-term partner No exit horizon Continuity and stability What Makes CorpAcq the “Preferred Buyer”? Source: CorpAcq Management. (1) Based on subset of 22 subsidiaries with available data. (2) As of 5/1/2024; portfolio company is considered to have vendors still in place post-acquisition if one of the original vendors is still engaged in some capacity; measured across all 43 current businesses. (3) As of 5/1/2024; management is considered to be still in place post-acquisition if one of the original managers is still engaged in some capacity; measured across all 43 current businesses as of 5/1/2024.

25 # of companies in CorpAcq’s existing sectors(1,2) >90k Large Total Addressable Market Established Acquisition Strategy ✓ Proprietary sourced, off-market acquisition opportunities ✓ Target strong companies with long trading histories ✓ Leverage strong network of referrals and large broker network ✓ Retain existing management teams ✓ Support strategic direction ✓ Develop high operational efficiency ✓ Reinvest for continued growth Acquisitions Organic Development Reinvest- ment Excellent Execution Review originated targets Stringent selection for diligence Offers Successfully acquired Onboarding Monitoring Phase 1 Phase 2 Tried and Tested M&A Playbook Source: CorpAcq Management, UK Office for National Statistics. (1) As of October 2023. (2) Includes (i) Manufacturing, (ii) Construction, (iii) Wholesale and Retail Trade; Repair of Motor Vehicles and Motorcycles, (iv) Transportation and Storage, (v) Professional, Scientific, and Technical Activities, (vi) Administrative and Support Service Activities; (vii) Other Service Activities.

26 Mature and stable businesses with long trading histories Opportunity to acquire complete ownership or majority stake UK-based companies Ability to achieve 20% annual cash returns on cash invested from Day 1(2) EBITDA in the range of £1mm – £25mm(1) Target EBITDA margin >15% and high cash-generative capabilities CorpAcq’s Key Acquisition Criteria Source: CorpAcq Management. (1) EBITDA target is for a single acquisition with potential for multiple acquisitions in a fiscal year. (2) Represents cash return on cash investment for acquisitions are defined as operating income minus tax, interest, and debt service divided by CorpAcq’s cash investment. Return metrics for target acquisition are based on seven of CorpAcq’s recently completed acquisitions between 2019-2023 and do not represent the performance of entire portfolio. Past performance is not indicative of future results.

27 Acquisition Structure Benefits Acquisition Cost (Mid-Single Digits EV / EBITDA multiple) Entry to public markets can provide the potential for equity-linked compensation to help drive returns Illustrative Sample Acquisition Structure Ability to drive +20%(1) annual cash return on cash investment from Day 1 Status as a “preferred buyer” enables CorpAcq to purchase founder led SMEs for attractive multiples Immediate and growing free cash flow(2) for dividend Potential to add attractive returns on deployed capital Acquisition Funding Sources ~50% ~25% Cash ~25% Debt (at Subsidiary Level) Performance-Linked Deferred Compensation CorpAcq’s Acquisition Structure Focuses on Lowering Risk and Driving Returns Source: CorpAcq Management. (1) Represents cash return on cash investment for acquisitions is defined as operating income minus tax, interest and debt service divided by CorpAcq’s cash investment. Return metrics for target acquisition are based on seven of CorpAcq’s recently completed acquisitions between 2019-2023 and do not represent the performance of entire portfolio. Past performance is not indicative of future results. (2) Free cash flow is defined as cash flow from operations minus net CapEx. See reconciliation in appendix for definition of net CapEx.

28 Current Prospects Active Dialogue Advanced Discussion £104mm Adj. EBITDA £39mm Adj. EBITDA 18 companies 10 companies £271mm Adj. EBITDA 55 companies Acquisition Pipeline Continues to Expand Source: CorpAcq Management. (1) Pipeline status is as of 12/31/2023 and reflects prospective acquisitions not guaranteed to close or result in EBITDA gains for CorpAcq. Pipeline Breakdown(1) Active Dialogue Overview(1) Average Adj. EBITDA Adj. EBITDA Range Average Adj. EBITDA Margin £6mm £1 – 27mm 20% Average Trading History >35 Years

29 Significant New Capital to Accelerate Growth Source: CorpAcq Management. Note: Assumes USD:GBP exchange ratio of 1.286:1. (1) Includes $129mm capacity from new acquisition facility and $183mm cash to balance sheet from trust proceeds; assumes no redemptions and CorpAcq HoldCo elects to receive $129mm in cash consideration under the merger agreement. (2) Assumes average historical acquisition multiple of 4x EBITDA and 50% of acquisition cost is funded with cash at CorpAcq level. Acquisition Facility Cash Proceeds from CVII Trust Incremental Dry Powder for Acquisitions(1) $300+ million EBITDA Acquisition Capacity(2) $150+ million New capital from IPO will expand potential deal sizes and lead to material acquisitions post-close

30 044 Financials

31 £351 £478 £478 £561 £638 £697 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E CorpAcq Consistently Grows the Portfolio CorpAcq has achieved strong overall revenue growth over the last 5 years through organic growth and accretive acquisitions £557 £633 Revenue (UK GAAP) Revenue (IFRS) £696 Businesses at Year End 27 32 32 34 37 42 Revenue(1) (£mm) Source: CorpAcq Management. (1) Financial information prior to 2021 is based on UK GAAP audits and has not been audited in accordance with PCAOB standards. Financial information beginning in 2021 is presented based on both UK GAAP and IFRS audits. USD Conversion Provided in Appendix

32 £54 £67 £65 £92 £101 £117 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E Adj. EBITDA(1) (UK GAAP) Adj. EBITDA(1) (IFRS) Adj. EBITDA(1) Margin (UK GAAP) 15% 14% 14% 16% 16% 17% Adj. EBITDA(1) (£mm) CorpAcq Maintains Its Margins While Being Acquisitive £99 £108 £125 Source: CorpAcq Management. Note: Financial information prior to 2021 is based on UK GAAP audits and has not been audited in accordance with PCAOB standards. Financial information beginning in 2021 is presented based on both UK GAAP and IFRS audits. (1) Adj. EBITDA definition and reconciliation provided in appendix. Adj. EBITDA 18% 17% 18% (1) Margin (IFRS) USD Conversion Provided in Appendix

33 61% 61% 69% 75% 61% 65% 69% 57% 62% 20% 30% 40% 50% 60% 70% 80% 90% 100% FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E Historical Adj. EBITDA Less Net CapEx(1) Conversion Rate(2) Decrease in conversion rate in FY2022 due to spending in advance of customer contract wins Compelling Cash Profile Allows For A Capital Returns Story from Inception Conversion Rate (UK GAAP) Conversion Rate (IFRS) FY2018A – FY2023E Average: ~65% Source: CorpAcq Management. Note: Financial information prior to 2021 is based on UK GAAP audits and has not been audited in accordance with PCAOB standards. Financial information beginning in 2021 is presented based on both UK GAAP and IFRS audits. Adjusted EBITDA and net CapEx are Non-GAAP measures. See appendix for definition and reconciliation. (1) Net CapEx includes net cash spend for rental and non-rental PPE and lease payments excluding one-time CorpAcq Property purchases. (2) Conversion Rate % is Adj. EBITDA – Net CapEx / Adj. EBITDA.

34 Adj. EBITDA (£mm) & Margin (%) Highlights 2023 Performance Update: Adjusted EBITDA Source: CorpAcq Management. Note: 2022 reported financial information based on IFRS audits. FY2023E financials are estimates from CorpAcq Management and are presented on an IFRS basis. Assumes USD:GBP exchange ratio of 1.286:1. (1) Organic growth is calculated as the aggregate growth of subsidiary-level Adj. EBITDA of subsidiaries that have been in the portfolio for the entirety of the compared periods. (2) Includes Adj. EBITDA from subsidiaries acquired in 2023 and the benefit from 2022 acquisitions being in the portfolio for a full calendar year. (3) Run-Rate assumes financials as if companies were acquired as of January 1, 2023. $139 USD Conversion $161 FY’22A FY’23E Organic Growth(1) £108 £125 11% 5% £4 £108 £125 £131 FY’22A FY’23E $168 FY’23E Run-Rate(3) 2023 Acquisitions • 2023E organic growth of ~11% led by revenue increase and continued operational improvements offset by investments and central operations ahead of business combination • Acquisitions contributed ~5% to growth including a full year from 2022 acquisitions and partial year from 2023 acquisitions 17% 18% 18% Contribution from Acquisitions(3)

35 Source: CorpAcq Management. Note: 2022 reported financial information based on IFRS audits. FY2023E financials are estimates from CorpAcq Management and are presented on an IFRS basis. Assumes USD:GBP exchange ratio of 1.286:1. (1) Calculates the change in total company Adjusted EBITDA margin from the change in margins at the subsidiary level and the change in contribution from subsidiaries to the overall company financials. (2) Calculates the change in corporate costs as a % of total revenue from FY2022 to FY2023E. (3) Calculates the impact to FY2022 Adjusted EBITDA margin if financials from subsidiaries acquired in 2023 were included in 2022. 17.1% 18.0% FY'22A Subsidiary-Level Improvement / Portfolio Mix Central Operations Investments Acquisition Contribution FY'23E 126 bps (37 bps) CorpAcq ramped central functions to prepare for business combination 2023 Performance Update: Adj. EBITDA Margin Bridge (3 bps) (1) (2) (3)

36 FY2023E Incremental Contribution From FY2023E Acquisitons(1,2,4) FY2023E Run Rate Metrics(1) Acquisitions Signed YTD(2,4,5) Revenue (£mm) 696 3 6 1 6 Adj. EBITDA (£mm) 125 6 2 Adj. EBITDA Margin 18% 16% 18% 12% (3,4) Portfolio Companies: 37 (as of January 1st) + 5 (acquired during year) Portfolio Companies: 42 Strong Run-Rate Contribution From Acquisitions Source: CorpAcq Management. Note: FY2023E financials are estimates from CorpAcq Management and are presented on an IFRS basis. Assumes USD:GBP exchange ratio of 1.286:1. (1) Assumes financials as if companies were acquired as of January 1, 2023. (2) Subsidiary-level Adj. EBITDA is measured as net profit before interest, tax, depreciation and amortization and excludes management fees to CorpAcq. Management fees are fixed amounts charged by CorpAcq Limited to its subsidiaries for general corporate services. (3) Adj. EBITDA definition and reconciliation provided in appendix. (4) Revenue and subsidiary-level Adj. EBITDA are based on CorpAcq management estimates. (5) YTD as of 5/1/2024. (6) Sum of FY2023E Adj. EBITDA for CorpAcq and incremental subsidiary-level Adj. EBITDA from 2023 acquisitions. (4) 732 $941 USD Conversion 131(6) $168(6) USD Conversion (2)

37 5 Transaction 05 Details

38 Cash in Trust $609mm Illustrative Transaction Sources and Uses Sources Source: CorpAcq Management. Note: Financials based on IFRS audits. Assumes USD:GBP exchange ratio of 1.286:1. (1) Assumes no additional redemptions. (2) Reflects CVII cash-in-trust available for redemption as of as of 3/31/2024. (3) Based on $171mm principal balance as of 12/31/2023 and includes ~$36mm of costs related to the early redemption of the preferred; subject to change. (4) Estimated fees include, among other expenses, the payment of certain excise and stamp taxes and reflect an additional $2 million of sponsor contributions to the trust as of 3/31/2024. (5) Use of proceeds includes adding a contractual minimum of at least $129mm cash to CorpAcq balance sheet as long as the minimum cash condition for $350mm proceeds net of fees, taxes & other expenses is satisfied. (6) Actual available amount for secondary proceeds will vary depending on the amount of redemptions and certain other factors. (7) Assumes CorpAcq HoldCo elects to receive $129mm in cash consideration under the merger agreement. $mm Uses Total Preferred Redemption Cost $207 (3) 1 Estimated Fees, Taxes & Other Expenses 2 (4) $94 Minimum Cash to CorpAcq Balance Sheet(5) 3 $129 (Minimum cash before secondary proceeds) $180 (Illustrative Preferred Path) $129 $180 Maximum Secondary Proceeds(6) 4 (2) Proposed Transaction Overview (7) (1)

39 Illustrative Post-Money Valuation Source: CorpAcq Management. Note: Financials based on IFRS audits. Assumes USD:GBP exchange ratio of 1.286:1. Debt balances as of 12/31/2023. Transaction overview reflects minimum cash to balance sheet of $129mm before any secondary proceeds. (1) Assumes no additional redemptions. (2) Assumes $10.00 share price; Assumes 13.7mm founder shares forfeited and excludes the impact of 8.1mm and 4.7mm founder shares that are unvested at close and subject to vesting if share price remains at or above $11.50 per share and $15.00 per share, respectively, for 15 of 60 days. Excludes warrants and potential earn-in shares. (3) Pro forma cash balance assumes $59mm as of 12/31/2023 plus $609mm cash from trust after subtracting from fees, taxes & other expenses, $207mm redemption of CorpAcq preferred (includes ~$36mm of costs related to the early redemption) and then up to a contractual maximum of $257mm of secondary proceeds after a contractual minimum of $129mm cash to the balance sheet; actual available amount of secondary proceeds will vary depending on the amount of redemptions and certain other factors. (4) Non-Controlling interest is the estimated cost as of 12/31/2023 to acquire any outstanding minority interests of its subsidiaries based on contractual agreements (i.e. “Gross obligation under put option”). (5) Transaction closing is subject to a minimum cash closing condition of $350m net of fees and expenses, approval by Churchill's stockholders, the Registration Statement being declared effective by the SEC, and other customary closing conditions.s Transaction Highlights (+) Pro Forma Debt $530 (–) Pro Forma Cash ($188) (3) (+) Non-Controlling Interest $118 (4) Post-Money Enterprise Value $1,735 Post-Money Equity Value $1,275 (2) Pro forma enterprise value of $1,735mm h Excess cash to balance sheet expected to help fund future acquisitions h Transaction expected to close in mid 2024(5) h Proposed Transaction Overview (Cont’d) Pro Forma Valuation 2023E Adj EBITDA (GBP) £125 (x) USD:GBP Conversion Rate 1.286 2023E Adj EBITDA (USD) $161 TEV / 2023E Adj. EBITDA 10.8x (1)

40 Term Loan Facility £200mm(1) Acquisition Facility £100mm flexible capacity Maturity January 2028 Pricing SONIA + 5.25 – 6.50%(2) New Facility Terms • New term loan replaced previous facility with Alcentra • Provides flexibility to pay up to £100mm with transaction proceeds at no cost and re-drawable • Provides additional £100mm committed capacity to fund future acquisitions • Lowers current cost of existing debt and cost of funding for future acquisitions Recent Refinancing Provides New Runway for Growth Source: CorpAcq Management. (1) Up to £100mm payable at par from SPAC proceeds. (2) Margin grid of 5.25% - 6.50% subject to net leverage ratio; 5.75% margin is based on pro forma leverage assuming no further redemptions.

41 2.9x 1.8x 2.1x Current Net Leverage Pro Forma Net Leverage Net Leverage(1) Based on FY2023E Adj. EBITDA(2) Assumes no additional redemptions (3) (4) Net Leverage Overview Transaction allows CorpAcq to reduce Net Leverage with significant cash added to balance sheet • Repayment of existing preferred and term loan facility as part of transaction • Capital structure at close positions CorpAcq favorably to continue to pursue future attractive acquisition targets and expand its reach • Pro forma Net Leverage reduced from 2.9x to 1.8x / 2.1x(4) based on FY2023E Adj. EBITDA of £125mm Source: CorpAcq Management. Note: Financials based on IFRS audits. (1) Net Leverage is calculated as Adjusted Net Debt / FY2023E Adj. EBITDA. (2) Adj. EBITDA definition and reconciliation provided in appendix. (3) Current balances are as of 12/31/2023. (4) Pro Forma balances assume no additional redemptions from cash in trust and subtracting from fees, taxes & other expenses, redemption of CorpAcq preferred and then up to a contractual maximum of $257mm of secondary proceeds after a contractual minimum of $129mm cash to the balance sheet; actual available amount for secondary proceeds will vary depending on the amount of redemptions and certain other factors.

42 CorpAcq vs. Key Public Peers (3) (1) (2) (5) Primary End-Markets Diversified Industrials P P P P P P Trade P Life Sciences P P P Other P P P P Key Geographies UK Nordics, DACH, UK Global (>30 Countries) Global (>30 Countries) North America, Europe, Australia Europe, Asia, North America M&A Approach # of Portfolio Companies 4 3 156 238 211 142 3 9 # of Acquisitions Per Year ~3 ~10 ~15 ~10 ~10 ~5 Target Business Size ~$1-30mm EBITDA ~$5-15mm Revenue / ~$1-3mm EBITA ~$5-15mm Revenue / ~$1-3mm EBITA ~$1-40mm Revenue ~$1-35mm Revenue / ~$1-7mm EBIT ~$5-65mm Revenue / ~$1-7mm EBIT Financial Metrics Equity Value ($mm) $1,275 $5,720 $8,570 $11,173 $5,917 $1,153 3Y EPS CAGR ('19 - '22) 20.1% 19.6% 21.7% 22.7% 15.3% 9.9% FY2023E ROIC 15.0% 20.2% 16.9% 16.6% 13.6% 11.3% FY2023E Dividend Yield Dividend to commence at close 1.9% 1.1% 0.8% 1.9% 2.0% TEV / FY2023E Adj. EBITDA 10.8x 21.7x 17.8x 20.9x 18.1x 12.5x TEV / FY2024E Adj. EBITDA NA 20.3x 18.1x 20.9x 15.8x 11.3x (4) Closest comparable companies have slightly different acquisition strategies based on industry, value-add, and multiples paid, but execution is a key factor Market Leadership Analysis – Key Comparable Companies Deep Dive Source: Company filings and websites; market prices as of 4/30/2024. Note: Assumes USD:GBP exchange ratio of 1.286:1. (1) As of 5/1/2024. (2) Reflects CorpAcq post-money equity value at announcement. Assumes no additional redemptions from cash in trust and redemption of CorpAcq preferred and up to a contractual maximum of $257mm of secondary proceeds after a contractual minimum of $129mm cash to the balance sheet; actual available amount of secondary proceeds will vary depending on the amount of redemptions and certain other factors. Excludes any shares subject to price vesting thresholds. (3) Reflects net income CAGR based on UK GAAP audits (adjusted for non-controlling interest) rather than EPS. (4) See appendix for reconciliation of FY2023E ROIC. (5) 2023E EBITDA is an estimate from CorpAcq Management based on IFRS audits.

43 Sales Growth EBITDA Growth EPS CAGR EBITDA Margin Net Debt / EBITDA ROIC FY2018A - FY2023E FY2018A - FY2023E 3-Year(1) FY2023E FY2023E FY2023E 14.7% 16.6% 20.1% 18.0% 2.9x / 2.1x 15.0% 14.3% 22.7% 19.6% 15.7% 1.5x 20.2% 13.6% 19.2% 21.7% 17.7% 1.1x 16.9% 15.4% 21.8% 22.7% 25.5% 1.2x 16.6% 20.7% 25.8% 15.3% 22.2% 0.9x 13.6% 9.3% 9.3% 9.9% 17.2% 1.7x 11.3% 14.7% 19.8% 17.9% 19.6% 1.3x 15.7% Comparables Average (2) (4) (5) (3) Deep comparable universe creates a compelling starting point for CorpAcq’s entrance into the public markets Market Leadership Analysis – Key Financial Metrics Source: CorpAcq Management, FactSet market data as of 4/30/2024. (1) Period of FY2019 – FY2022. (2) Reflects net income CAGR (adjusted for non-controlling interest) rather than EPS. CorpAcq figures based on UK GAAP audits and have not been audited in accordance with PCAOB standards. (3) CorpAcq FY2023E EBITDA margin based on IFRS audits. (4) CorpAcq Net Debt / EBITDA based on IFRS audits. 2.1x reflects pro forma net balance assuming no additional redemptions and after subtracting from fees, taxes & other expenses, redemption of CorpAcq preferred and then up to a contractual maximum of $257mm of secondary proceeds after a minimum of $129mm cash to the balance sheet; actual available amount of secondary proceeds will vary depending on the amount of redemptions and certain other factors. (5) ROIC for CorpAcq is based on IFRS audits and is calculated as Adjusted Net Operating Profit After Taxes / Total Invested Capital; reconciliation provided in appendix.

44 NA 20.9x 20.3x 18.1x 15.8x 11.3x 14.1x 13.1x 12.0x 10.3x 21.7x 20.9x 18.1x 17.8x 12.5x 17.7x 16.1x 12.7x 10.8x Total Enterprise Value / FY2023E EBITDA(1,2) Total Enterprise Value / FY2024E EBITDA(1,2) European Compounders US Diversified Industrials Average: 18.2x Average: 15.5x Average: 17.3x Average: 13.1x (3) 2023E Run-Rate Adj. EBITDA(1) Attractive Entry Valuation – Discount to Other Acquisitive Companies Source: FactSet market data as of 4/30/2024. (1) Metrics reflect non-GAAP financial measures. (2) Enterprise Value is based on fully diluted shares outstanding. (3) 2023E Adj. EBITDA is an estimate from CorpAcq Management based on IFRS audits.

45 6 Appendix: 06 Case Studies

46 CorpAcq Initiatives The Results 10% EBITDA CAGR(1) From 65% to 80% Improved fleet utilisation(1) Consistent sustainable income and better margins Improved flow of equipment and supplier rebates 11% EBITDA margin increase(1) Carrylift: Driving Profitability Through Targeted Operational Improvements ✓ Replacement of founding family with CorpAcq team ✓ Reduction of overhead through employee optimization ✓ Closure of non-strategic depots ✓ Repositioning of business to long-term contract hire ✓ Implementation of stringent stock control ✓ Improvement of supplier relationship management Source: CorpAcq Management. Note: Financials based on UK GAAP audits and have not been audited in accordance with PCAOB standards. (1) For the period between 2018 and 2022.

47 10% Revenue CAGR(1) Reduced customer concentration Improved accuracy, repeatability and customer demand forecast Channelling capacity towards high-value work Sustainable access to highly-skilled workforce CaviTech: Repositioning for Sustainable, Profitable Growth CorpAcq Initiatives The Results ✓ Development of long-term strategic plan ✓ Diversification in the medical sector ✓ Investment in machine tools and automation ✓ Outsourcing of low-margin work ✓ Increasing focus on developing and nurturing university relationships and apprenticeships Source: CorpAcq Management. Note: Financials based on UK GAAP audits and have not been audited in accordance with PCAOB standards. (1) For the period between 2017 and 2022. Higher quality revenue & profitability stream 10% EBITDA CAGR(1)

48 Cwmtillery Glass: Template Acquisition in a Familiar Industry Acquisition Overview Alignment to CorpAcq Acquisition Criteria ✓ Business: Manufacture and distribution of insulated glass units and toughened glass products for windows and roofs ✓ Origination: Advisor network introduction in November 2020 (while acquisitions were paused due to Covid) Source: CorpAcq Management. (1) FY2023E financials are estimates from CorpAcq Management and are presented on an IFRS basis. Acquisition Structure Cash 50% Subsidiary-Level Debt 22% Performance-Linked Deferred 28% Ownership Long Trading History Geography 2023E EBITDA(1) 2023E EBITDA Margin(1) Founder-Owned and Led 24 Years UK-Based £5.5mm ~30% Q1 2022 Due Diligence November 2020 Introduction April 2022 Deal Completed Q4 2021 Engagement Deal activity paused during Covid

49 Heritage Trade Frames: Proprietary Origination Meeting Key Criteria Acquisition Overview Alignment to CorpAcq Acquisition Criteria ✓ Business: Fabricator of PVC, composite doors, and aluminium windows and doors ✓ Origination: Internal proprietary sourcing Source: CorpAcq Management. (1) FY2023E financials are estimates from CorpAcq Management and are presented on an IFRS basis.. Acquisition Structure Cash 66% Subsidiary-Level Debt Performance-Linked Deferred 23% Ownership Long Trading History Geography 2023E Run-Rate EBITDA(1) 2023E Run-Rate EBITDA Margin(1) Founder-Owned and Led 34 Years UK-Based £6.0mm ~20% Q2 – Q3 2021 Initial Financial Review & Negotiations Q1 2021 Initial Contact Q1 2023 Resumed Discussions & Reached Agreement July 2023 Financial Due Diligence Q2 2023 Deal Completed 11%

50 7 Appendix: 07 Financials

51 Revenue Growth Over Time (USD) Source: CorpAcq Management. Note: Assumes USD:GBP exchange ratio of 1.286:1. (1) Financial information prior to 2021 is based on UK GAAP audits and has not been audited in accordance with PCAOB standards. Financial information beginning in 2021 is presented based on both UK GAAP and IFRS audits. $451 $615 $615 $722 $820 $896 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E $717 $814 Revenue (UK GAAP) Revenue (IFRS) $895 Businesses at Year End 27 32 32 34 37 42 Revenue(1) ($mm)

52 Adj. EBITDA Growth Over Time (USD) Source: CorpAcq Management. Note: Financial information prior to 2021 is based on UK GAAP audits and has not been audited in accordance with PCAOB standards. Financial information beginning in 2021 is presented based on both UK GAAP and IFRS audits. (1) Adj. EBITDA definition and reconciliation provided in appendix. $70 $86 $84 $118 $129 $150 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E Adj. EBITDA(1) (UK GAAP) Adj. EBITDA(1) (IFRS) Adj. EBITDA(1) ($mm) $127 $139 $161 Adj. EBITDA(1) Margin (UK GAAP) 15% 14% 14% 16% 16% 17% Adj. EBITDA 18% 17% 18% (1) Margin (IFRS)

53 Commentary EBITDA Adjustments Overview (UK GAAP) £mm 1 2 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E Revenue 351 478 478 561 638 697 Net Income 1 9 0 17 20 (24) Net Income Margin (1) 0% 2% 0% 3% 3% N A Interest Expense 22 26 26 25 28 61 Tax Expense 4 4 4 11 7 10 Other Adjustments (0) (3) (0) - (2) - Depreciation & Amortization 27 31 34 38 42 50 EBITDA 54 67 64 91 96 96 Non-core professional fees - - - - 2 12 Non-core capital raise costs - - - - 2 - Share-based compensation - - 1 1 1 9 Adjusted EBITDA(2) 54 67 65 92 101 117 Adjusted EBITDA Margin (3) 15% 14% 14% 16% 16% 17% 3 1 2 3 Transaction costs associated with equity capitalization and SPAC transaction One-time performance expense associated with equity capitalization Deferred consideration payments paid in shares Reconciliation of Non-GAAP Financials Source: CorpAcq Management Note: Financial information based on UK GAAP audits and has not been audited in accordance with PCAOB standards. FY2023E financials are estimates from CorpAcq Management. (1) Net income margin is defined as net income / revenue. (2) Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization adding back any one-time costs related to previous capital raises and share-based deferred compensation. (3) Adjusted EBITDA Margin is defined as Adj. EBITDA / revenue.

54 FY2021A FY2022A FY2023E Revenue 557 633 696 Net Income 5 (2) (20) Net Income Margin(1) 1% NA NA Interest Expense 44 54 68 Tax Expense 11 7 9 Depreciation & Amortization 38 43 50 EBITDA 98 102 106 Non-core professional fees - 2 12 Non-core capital raise costs - 2 - Share-based compensation 1 2 9 Gain on bargain purchase - - (2) Adjusted EBITDA(2) 99 108 125 Adjusted EBITDA Margin(3) 18% 17% 18% 1 2 3 Reconciliation of Non-GAAP Financials (Cont’d) Commentary EBITDA Adjustments Overview (IFRS) Source: CorpAcq Management. Note: Financial information based on IFRS audits. FY2023E financials are estimates from CorpAcq Management. (1) Net income margin is defined as net income / revenue. (2) Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization adding back any one-time costs related to previous capital raises and share-based deferred compensation. (3) Adjusted EBITDA Margin is defined as Adj. EBITDA / revenue. £mm 1 2 3 Transaction costs associated with equity capitalization and SPAC transaction One-time performance expense associated with equity capitalization Deferred consideration payments paid in shares Gain on bargain purchase recognized when the total consideration paid is less than the fair value of the net assets of the subsidiary acquired 4 4

55 CapEx Calculations (UK GAAP) CapEx Calculations (IFRS) Reconciliation of Non-GAAP Financials (Cont’d) Source: CorpAcq Management. Note: Financial information is based on UK GAAP audits has not been audited in accordance with PCAOB standards. FY2023E financials are estimates from CorpAcq Management. (1) Payments for PP&E include cash spent on rental and non-rental PP&E (2) Proceeds from Sale of PP&E includes cash proceeds received from the sale of rental and non-rental PP&E. £mm FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E Payments for PP&E(1) 31 45 31 42 48 52 (-) Proceeds from Sale of PP&E(2) (15) (20) (17) (21) (19) (25) (+) Lease Payments 5 7 6 8 10 14 (-) One-Time Property Purchases - (5) - (6) - - Net CapEx 21 26 20 23 39 41 FY2021A FY2022A FY2023E Payments for PP&E(1) 42 48 46 (-) Proceeds from Sale of PP&E(2) (25) (26) (31) (+) Lease Payments 19 25 33 (-) One-Time Property Purchases (6) - - Net CapEx 30 47 48

56 ROIC Calculations (IFRS) Reconciliation of Non-GAAP Financials (Cont’d) Source: CorpAcq Management. Note: Financial information based on IFRS audits. £mm FY2021A FY2022A FY2023E EBIT 6 0 6 0 5 6 (+) Amortization 4 5 6 EBITA 6 4 6 4 6 2 (+) One-Time Costs 1 6 1 9 Adj. EBITA 6 5 7 0 8 1 Tax Rate 22% 20% 26% Adj. NOPAT 5 1 5 6 6 0 Shareholders Equity (10) (97) (109) (+) LT Debt 330 384 259 (+) ST Debt 6 1 136 299 (-) Cash (50) (60) (46) Invested Capital 331 363 402 Adjusted ROIC 15% 15% 15%

57 Unless the context otherwise requires, all reference in this subsection to the “Company,” “CorpAcq,” “we,” “us” or “our” refer to CorpAcq Limited and its subsidiaries and CorpAcq Group Plc. The risks presented below are some of the general risks to the business and operations of CorpAcq, Churchill and CorpAcq Group Plc following the consummation of the proposed transaction (the “Post-Combination Company”) and are not exhaustive. The list below is qualified in its entirety by disclosures that will be contained in the future filings by CorpAcq, CorpAcq Group Plc, Churchill, each of their respective affiliates or by third parties with SEC, including the Registration Statement and Annual Reports and Quarterly Reports filed by Churchill with the SEC on Forms 10-K and 10-Q respectively, and any other documents filed in connection with the proposed transaction. The risks presented in such filings may differ significantly from and may be more extensive than those presented below. The list below is not exhaustive, and you are encouraged to perform your own investigation with respect to the business, financial condition and prospects of CorpAcq. You should carefully consider the following risk factors in addition to the information included in this presentation. CorpAcq may face additional risks and uncertainties that are not presently known to it or that it currently deems immaterial, which may also impair CorpAcq’s business or its financial condition. These risks speak only as of the date of this presentation, and neither the Company nor Churchill undertake any obligation to update the disclosure contained herein. In making any investment decision, you should rely solely upon independent investigation made by you. You acknowledge that you are not relying upon, and have not relied upon, any of the summary of risks or any other statement, representation or warranty made by any person or entity other than the statements, representations and warranties of the Company and Churchill explicitly contained in any definitive agreement you enter into. You acknowledge that you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and you have sought such accounting, legal and tax advice from your own advisors as you have considered necessary to make an informed decision. Risks Related to the Company’s Business and Industry • We are subject to risks relating to economic disruptions, decreased market demand and other macroeconomic factors that are beyond our control. • There are risks to our acquisition strategy, and there are no guarantees that we will be able to carry out acquisitions as planned, or with favorable conditions or at all. • The acquisitions and investments we conduct could be unsuccessful or consume significant resources, which could adversely affect our operating results. • CorpAcq's ability to continue as a going concern depends in part on obtaining sufficient funding to finance its operations. In addition, CorpAcq’s audited financial statements for the fiscal year ended December 31, 2022 include an opinion from CorpAcq’s auditors regarding the substantial doubt about CorpAcq’s ability to continue as a going concern, due to obligations under CorpAcq’s existing credit facility. • Following the consummation of the proposed transaction, the Post-Combination Company will be a holding company and will depend on the cash flows from the subsidiaries to pay dividends. • Certain of CorpAcq's subsidiaries are not wholly owned which means that CorpAcq and its group of companies may not always be able to unilaterally control shareholder decisions taken in respect of such subsidiaries. • CorpAcq and its subsidiaries are subject to increasing risks arising from climate change, environmental considerations and broader ESG, together with the requirement to comply with and associated costs of increased regulation or changes in regulatory regimes. • We are subject to risks relating to due diligence of our acquisition targets, which may not identify all material risks relating to their businesses, and we may not realize the expected benefits of such arrangements. • Competition for suitable acquisition targets may lead us to not being able to carry out future acquisitions at a reasonable cost or at all, which could adversely affect our operating results. • Our growth and expansion strategy may not materialize as planned or at all. • The Post-Combination Company will be subject to reporting requirements. • If the Post-Combination Company fails to comply or lacks the appropriate internal controls, it could be subject to sanctions or investigations by the Commission or other regulatory authorities. • We are dependent on cash flows from our portfolio companies. • Many of our portfolio companies operate in sectors that are vulnerable to competition, and failure of our portfolio companies to adequately compete in their respective industries could have an adverse effect on our results of operations. • We are a decentralized company and place significant decision-making authority, including decisions regarding operations, governance and finances, with our subsidiaries’ management, which presents certain risks, and we may not always have visibility into or control over such decisions. • We are subject to risks relating to partly owned portfolio companies. • We are subject to risks relating to our information technology systems, financial accounting and other data processing systems, such as cybersecurity risks and risks related to data privacy. • We are subject to risks relating to third-party suppliers, customers, contractors and subcontractors. • We and our portfolio companies are subject to risks relating to increased prices of raw materials and disrupted supply chains, which may result in our portfolio companies being unable to purchase necessary materials at a reasonable price or at all, and may cause our portfolio companies to raise end consumer prices of any produces or services. • Our insurance coverage, including any insurance coverage held by our portfolio companies, may not cover all potential losses and there are no guarantees that we or our portfolio companies can retain such insurance coverage at a reasonable cost or at all. • Potential divestments of our portfolio companies may give rise to us becoming subject to additional risks and costs. Selected Risk Factors

58 • We and our portfolio companies could be subject to increased regulation or changes in regulatory regimes which will impact our financial performance. • The industries we serve can be seasonal, cyclical and affected by weather conditions, the combined effects of which can adversely impact our results of operations. • A portion of our future growth is based on the ability and willingness of public and private entities to invest in infrastructure. • Our business will be adversely affected if we are unable to protect our intellectual property rights from unauthorized use or infringement by third parties. • Our operating and financial results forecast relies in large part on assumptions and analyses that we have developed. If these assumptions or analyses prove to be incorrect, our actual operating and financial results may be significantly below our forecasts. • Our business strategy is predicated on maintaining our current acquisition pipeline. Failure to maintain this pipeline, or if acquisitions are different than we've predicted, our financial results may materially differ from our forecasted results. Risks Related to the Company’s Employees and Human Resources • There are no guarantees that we are able to retain and recruit key personnel, including our senior management, and other employees to meet current or future needs at all or at a reasonable cost. • There are no guarantees that our portfolio companies will be able to retain and recruit key personnel, including senior management, and other employees to meet current or future needs at all or at a reasonable cost. • We and our portfolio companies are subject to risks relating to workspace accidents, incidents causing environmental damage or pollution, investigations and claims for compensation as a consequence of compliance deficiencies or failings in risk management. We may also be subject to disruptions in the business due to work stoppage and strikes and the cost of repairs, remediation and upgrades. • Misconduct by our employees, subcontractors or partners or our overall failure to comply with laws or regulations could harm our reputation, damage our relationships with customers, reduce our revenue and profits, and subject us to criminal and civil enforcement actions. Risks Related to Litigation and Regulation • We are subject to evolving laws and regulations that could impose substantial costs, legal prohibitions or unfavorable changes upon our operations, and any failure to comply with these laws and regulations, including as they evolve, could result in litigation and substantially harm our business and results of operations. • We are subject to risks relating to disputes and other legal proceedings that may be time consuming and costly. • If we fail in complying with applicable data protection regulations, such as the UK GDPR, our compliance costs may increase and in the event of compliance deficiencies, we may become subject to significant fines and liable for damages. Risks Related to Indebtedness and Financing Transactions • We are subject to financing risks. There are no guarantees that we can meet our financing needs for our operations and future investments at a reasonable cost or at all. • We will require a significant amount of cash to service our debt and our ability to generate cash depends on many factors beyond our control and any failure to meet our debt service obligations could materially adversely affect our business, results of operations and financial condition. • We are subject to risks relating to increased interest rates and any adverse developments in the credit markets. • Our failure to comply with the agreements relating to our outstanding indebtedness, including as a result of events beyond our control, could result in an event of default that could materially adversely affect our business, results of operations and financial condition. • Our debt financing could adversely affect our ability to raise additional capital to fund our operations, limit our ability to react to changes in the economy or our industry and prevent us from meeting our obligations. Risks Related to Tax • We may be treated as a U.S. corporation for U.S. federal income tax purposes. • U.S. holders of Churchill will be subject to U.S. federal income tax on any gain (but not loss) resulting from the Merger without the corresponding receipt of cash. • The issuance or transfer of Post-Combination Company securities into DTC may be subject to stamp duty or stamp duty reserve tax in the UK, which would result in additional expenses incurred in connection with the consummation of the proposed transaction. • Unanticipated tax laws or any changes in tax rates or in the application of the existing tax laws to us may adversely impact our results of operations. Selected Risk Factors

59 Risks Related to Churchill • Churchill's public shareholders will experience dilution as a consequence of the issuance of Post-Combination Company securities as consideration in the proposed transaction and may experience dilution from several additional sources in connection with and after the closing of the proposed transaction. Having a minority share position may reduce the influence that Churchill's public stockholders have on the management of the Post-Combination Company. • The estimated net cash per share of Churchill's class A common stock that will be contributed to the combined company in the proposed transaction is less than the redemption price. Accordingly, Churchill's public stockholders who do not exercise redemption rights will receive Post-Combination Company securities that may have a value less than the amount they would receive upon exercise of their redemption rights. Further, the shares of most companies that have recently completed business combinations between a special purpose acquisition company and an operating company have traded at prices below $10.00 per share. Accordingly, Churchill's public stockholders who do not exercise redemption rights may hold securities that never obtain a value equal to or exceeding the per share value of Churchill's trust account. • Churchill Sponsor VII LLC, Churchill and their respective directors or officers or affiliates may purchase shares from Churchill's public stockholders, which could reduce the number of shares of Churchill's class A common stock that may be redeemed in connection with the special meeting or shareholders, which may reduce the public "float" of Churchill's class A common stock (or, following the closing of the proposed transaction, the Post-Combination Company ordinary A1 shares). • There can be no assurance that Churchill will be able to consummate the proposed transaction or another initial business combination by August 17, 2024 (or such earlier date as determined by the Churchill Board), in which case Churchill will cease all operations except for the purpose of winding up and would redeem Churchill's class A common stock and liquidate, in which case Churchill's public stockholders would only receive approximately $10.00 per share, or less than such amount in certain circumstances. • The exercise price for Churchill's public warrants and Post-Combination Company class C-1 shares is higher than in many similar blank check company offerings in the past, and, accordingly, the Churchill's public warrants and Post-Combination Company class C-1 shares are more likely to expire worthless. Risks Related to the Post-Combination Company Following the Proposed Transaction • If the proposed transaction’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of the Post-Combination Company’s securities may decline. • Investors will experience dilution as a result of the issuance of equity securities in the Post-Combination Company as consideration in the potential transaction and may experience dilution from additional sources in connection with and following the proposed transaction, including upon exercise of certain equity securities of the Post-Combination Company • The Post-Combination Company’s management team will have limited experience managing a public company. • The Company and Churchill expect to incur significant transaction costs in connection with the proposed transaction. Whether or not the proposed transaction is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by the Post-Combination Company. • The requirements of being a public company may strain the Post-Combination Company’s resources and distract its management, which could make it difficult to manage its business. • Following the proposed transaction, the Post-Combination Company will be a holding company and will depend on the cash flows from the subsidiaries to pay dividends. • The Company has identified material weaknesses in its internal control over financial reporting. If the Company and the Post-Combination Company are unable to remediate these material weaknesses or identify additional material weaknesses, it could lead to errors in the Post-Combination Company's financial reporting, which could adversely affect the Post-Combination Company's business and the market price of the Post-Combination securities. Selected Risk Factors